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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1997 included (or incorporated by reference) in Cummins Engine Co., Inc.'s Form 10-K for the year ended December 31, 1996 and all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
December 15, 1997.